UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

Friedman Industries, Incorporated
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-07521 (Commission File Number)	74-1504405 (IRS Employer Identification No.)
1121 Judson Rd., Suite 124 Longview, Texas (Address of principal executive offices)		75601 (Zip Code)

(903) 758-3431
(Registrant’s telephone number,
including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	FRD	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 13, 2022, Friedman Industries, Incorporated (the “Company”) held its Annual Meeting of Shareholders. At the meeting, the shareholders voted on the election of eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The eight nominees of the Board of Directors of the Company were elected at the meeting. The number of shares voted for and withheld with respect to each of the nominees were as follows:

Nominee	Shares Voted For	Shares Withheld
Michael J. Taylor	4,225,845	62,281
Durga D. Agrawal	2,935,252	1,352,874
Max Reichenthal	2,953,126	1,335,000
Sandy Scott	4,238,348	49,778
Joel Spira	2,868,536	1,419,590
Tim Stevenson	4,218,968	69,158
Sharon Taylor	4,221,004	67,122
Joe L. Williams	2,958,655	1,329,471

The shareholders also voted on the following non-binding, advisory resolution regarding the compensation of the Company’s executive officers: “Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2022 proxy statement pursuant to the disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Summary Compensation Table and related discussion).” The number of the shares that were voted for, voted against or abstained from voting on the approval of the non-binding, advisory resolution regarding the compensation of the Company’s executive officers are as follows:

Shares
For	3,527,301
Against	743,489
Abstain	17,331

The shareholders also voted to ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. The number of the shares that were voted for, voted against or abstained from voting on the ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 are as follows:

Shares
For	5,596,320
Against	31,579
Abstain	74,060

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      September 16, 2022

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Chief Financial Officer - Secretary and Treasurer